UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 6, 2026
CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911
(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On July 6, 2026, Clarivate Plc (“Clarivate” or the “Company”) announced an agreement to sell its Life Sciences and Healthcare business to an affiliate of Altaris, LLC. The purchase agreement for the transaction includes customary representations, warranties and covenants by the parties. The press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1 and is posted on the investor relations section of the Company’s website (http://ir.clarivate.com/).
The Company will be delivering the investor presentation on the conference call referred to in the press release, and will post to its website supplemental information related to the transaction. The supplemental information that will be posted on the Company’s website has been furnished with this Current Report on Form 8-K as Exhibit 99.2.
The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

No.	Description
99.1	Press release issued by Clarivate Plc dated July 6, 2026.
99.2	Supplemental Information dated July 6, 2026.
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.
FORWARD-LOOKING STATEMENTS
This report includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include all matters that are not historical facts, including statements relating to our intentions, beliefs, or current expectations concerning, among other things, the anticipated divestiture of our Life Sciences & Healthcare business or any other strategic transactions we may explore, the anticipated use of proceeds from the divestiture of our Life Sciences & Healthcare business, anticipated cost savings, results of operations, financial condition, liquidity, capital allocation plans and share repurchases, foreign exchange impacts, prospects, growth, strategies, and the markets in which we operate, our financial guidance for the fiscal year 2026 and key drivers thereof and underlying assumptions, the impact or anticipated benefits of our Value Creation Plan and other growth strategies, the global macroeconomic uncertainty and volatility, the impact of artificial intelligence (“AI”) on our business and strategy, and the timing of any of the foregoing. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. Such forward-looking statements are based on available current market material and management’s expectations, beliefs, and forecasts concerning future events impacting us. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. Risk Factors in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). There can be no assurance that future developments affecting us will be those that we have anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC, which are also available on our website at www.clarivate.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARIVATE PLC

Date: July 6, 2026	By: /s/ Jonathan Collins
Name: Jonathan Collins
Title: Executive Vice President & Chief Financial Officer